                                                                   EXHIBIT 10.75

                                PROMISSORY NOTE


$398,310.86                                                       March 23, 2000
                                                         Los Angeles, California


     FOR VALUE RECEIVED, LLO-Gas, Inc., a Delaware corporation (hereinafter referred to as "Debtor"), with a place of business at 23805 Stuart Ranch Rd. 265, Malibu, CA 90265, promises to pay to the order of Atlantic Richfield Company, a Delaware corporation (hereinafter referred to as "ARCO"), with a place of business at 333 South Hope Street, Los Angeles, CA 90071, at the previously-described business address or at such other place or places as ARCO may from time to time designate, the principal sum of Three Hundred and Ninety-Eight Thousand, Three Hundred Ten Dollars and Eighty-Six Cents ($398,310.86) with interest thereon at the rate of Ten Percent (10%) per annum or the maximum rate permitted by law, to be paid in lawful money of the United States of America as follows:

     Commencing on March 29th, 2000 (the "Payment Commencement Date"), and continuing thereafter on the Wednesday of each and every calendar week following the Payment Commencement Date, Debtor shall make equal amortized payments of principal and interest to ARCO in the weekly amount of Four Thousand Dollars ($4,000.00), in accordance with and as more specifically set forth in the Schedule "A" attached hereto and made a part hereof. The maturity date of this Promissory Note, on which date all principal, interest and other sums of every kind payable hereunder shall be all due and owing, is May 8, 2002 (the "Maturity Date").

     The unpaid principal sum and, if permitted by applicable law, any accrued interest, shall bear interest from the date the same became due, whether by acceleration or otherwise, at the rate of Ten Percent (10%) per annum or the maximum rate permitted by law. In the event that the rate for the determination of any interest paid by Debtor on this Promissory Note is determined to be in excess of the maximum legal rate of interest applicable to this Promissory Note, then that portion of the interest payment representing an amount in excess of the maximum legal rate shall be deemed a payment of principal and applied against the principal of this Promissory Note. For purposes of clarification, Debtor and ARCO specifically intend for the immediately foregoing sentence to limit the rate of interest in effect under this Promissory Note to the maximum lawful rate.

     Any payment made hereon shall be applied first to accrued and unpaid fees and charges owing under this Promissory Note, including but not limited to any Late Fees due and owing hereunder, then to interest accrued and unpaid on the outstanding principal balance to the date such payment is made, and the balance shall be applied to principal. Interest on this Promissory Note shall be calculated on the actual number of days in the period for which interest is being determined and on the basis of a year containing 360 days.

     If any payment due under this Note is not received by ARCO on the due date thereof, then in addition to the other remedies conferred upon ARCO in this Note, in the MOU (defined below) or otherwise at law or in equity, a late charge ("Late Charge") of five percent (5%) of the amount due and unpaid will be added to the delinquent amount to compensate ARCO for the expenses incurred in handling the delinquent amount. DEBTOR AGREES THAT IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICAL TO FIX ARCO'S ACTUAL DAMAGES IN THE EVENT OF A DELINQUENT PAYMENT AND THAT THE LATE CHARGE IS A REASONABLE ESTIMATE OF ARCO'S ACTUAL DAMAGES IN SUCH EVENT. The Late Charge shall be due and payable without prejudice to the right of ARCO to collect any other amounts provided to be paid under this Note or to declare an event of default or exercise any other remedy hereunder or under the MOU or otherwise at law or in equity.

     Time is of the essence hereof. Any of the following events shall be an "Event of Default" under this Promissory Note: (1) default by Debtor in the payment of any weekly installment on or before the date due, as shown on Schedule "A;" (2) default by Debtor in payment of the entire outstanding balance of principal, interest and other charges due hereunder on or before the Maturity Date; (3) breach by Debtor of any term, covenant, condition, agreement, representation, or warranty set forth herein or in that certain Memorandum of Understanding between Debtor and ARCO dated March 23, 2000 (the "MOU"); (4) any occurrence having a material adverse effect on that certain Irrevocable Letter of Credit issued by Sterling National Bank dated October 22, 1999, as amended to comply with the MOU (the "Letter of Credit"), including but not limited to any cancellation, expiration or withdrawal thereof, or any reduction in the amount of the Letter of Credit below $322,115.81. Upon the occurrence of an Event of Default hereunder, then at the option of ARCO, the entire balance of principal together with all accrued and unpaid interest thereon and any and all other charges due to ARCO hereunder shall immediately become due and payable without notice or demand. No delay or failure by ARCO in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right by ARCO, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy which ARCO has or may have hereunder, under the MOU, at law or in equity.

     Should it become necessary for ARCO to employ counsel to collect or enforce this Promissory Note or to protect the security for the same, Debtor agrees to pay, to the extent permitted by applicable law, all costs, charges, disbursements and reasonable attorneys' fees incurred by ARCO in collecting or enforcing payment thereof or in protecting the same. There is no pre-payment penalty or premium for early payment of this Promissory Note; provided, however, that there shall be no reamortization of the installments due hereunder in connection with any prepayment.

     Debtor and all persons liable hereon or liable for the payment of this Promissory Note waive presentment for payment, demand, protest, and notice of demand, protest and non-payment, and consent to any and all renewals, extensions or modifications which might be made by ARCO as to the time of payment of this Promissory Note from time to time, and further agree that the security for this Promissory Note or any portion thereof may from time to time be modified or released in whole or in part without affecting the liability of any party liable for the payment of this Promissory Note. Debtor and all persons liable hereon or liable for the payment of this Promissory Note also hereby waive (i) the right, if any, to the benefit of, or to direct the application of, any security hypothecated to ARCO until all indebtedness of Debtor to ARCO, however arising, shall have been paid, and (ii) the right to require ARCO to proceed against Debtor, or to pursue any other right, recourse or remedy in ARCO's power.

     Debtor agrees that, to the extent that it makes payments to ARCO under this Promissory

Note, or ARCO receives under this Promissory Note any payments, which payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise required to be repaid to either Debtor or, as the case may be, its debtor-in-possession, estate, trustee, receiver or any other party, for any reason, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

     Each individual signing this Promissory Note on behalf of Debtor represents and warrants that he is duly authorized to execute and deliver this Promissory Note on behalf of Debtor.

     This Promissory Note shall in all respects be governed by and construed in accordance with the internal laws of the State of California, including all matters or construction, validity and performance. Debtor consents to the jurisdiction of the courts of the State of California.

     This Promissory Note supersedes the previous Promissory Note executed by LLO-Gas on March 10, which is not in effect.

     IN WITNESS WHEREOF, this Promissory Note is executed as of this 23 day of March, 2000.

                              LLO-GAS, INC.,
                              a Delaware corporation


                              By: /s/ John Castellucci
                                 ---------------------------------

                              Its: President
                                  --------------------------------

                            EXHIBIT A: PAYMENT PLAN

Month       Principle       Interest Rate   Interest     Principal  Payment #    Payment           Balance
-----       ---------       -------------   --------     ---------  ---------    --------          -------
03/29/00    398,310.86      10.000%           775.14      3,224.86    1          4,000.00         395,086.00
04/05/00    395,086.00      10.000%           768.86      3,231.14    2          4,000.00         391,854.86
04/12/00    391,854.88      10.000%           762.58      3,237.42    3          4,000.00         388,617.44
04/19/00    388,617.44      10.000%           756.28      3,243.72    4          4,000.00         385,373.71
04/26/00    385,373.71      10.000%           749.96      3,250.04    5          4,000.00         382,123.68
05/03/00    382,123.68      10.000%           743.64      3,256.36    6          4,000.00         378,867.31
05/10/00    378,867.31      10.000%           737.30      3,262.70    7          4,000.00         375,604.61
05/17/00    375,604.61      10.000%           730.95      3,269.05    8          4,000.00         372,335.56
05/24/00    372,335.56      10.000%           724.59      3,275.41    9          4,000.00         389,060.15
05/31/00    369,060.15      10.000%           718.22      3,281.78   10          4,000.00         365,778.37
06/07/00    365,778.37      10.000%           711.83      3,288.17   11          4,000.00         362,490.20
06/14/00    362,490.20      10.000%           705.43      3,294.57   12          4,000.00         359,195.63
06/21/00    359,195.63      10.000%           699.02      3,300.98   13          4,000.00         355,894.65
06/28/00    355,894.65      10.000%           692.59      3,307.41   14          4,000.00         352,587.24
07/05/00    352,587.24      10.000%           686.16      3,313.84   15          4,000.00         349,273.40
07/12/00    349,273.40      10.000%           679.71      3,320.29   16          4,000.00         345,953.11
07/19/00    345,953.11      10.000%           673.25      3,326.75   17          4,000.00         342,626.35
07/26/00    342,626.35      10.000%           666.77      3,333.23   18          4,000.00         339,293.13
08/02/00    339,293.13      10.000%           660.29      3,339.71   19          4,000.00         335,953.41
08/09/00    335,953.41      10.000%           653.79      3,346.21   20          4,000.00         332,607.20
08/16/00    332,607.20      10.000%           647.28      3,352.72   21          4,000.00         329,254.48
08/23/00    329,254.48      10.000%           640.75      3,359.25   22          4,000.00         325,895.23
08/30/00    325,895.23      10.000%           634.21      3,365.79   23          4,000.00         322,529.44
09/06/00    322,529.44      10.000%           627.66      3,372.34   24          4,000.00         319,157.11
09/13/00    319,157.11      10.000%           621.10      3,378.90   25          4,000.00         315,778.21
09/20/00    315,778.21      10.000%           614.53      3,385.47   26          4,000.00         312,392.73
09/27/00    312,392.73      10.000%           607.94      3,392.06   27          4,000.00         309,000.67
10/04/00    309,000.67      10.000%           601.34      3,398.66   28          4,000.00         305,602.00
10/11/00    305,602.00      10.000%           594.72      3,405.28   29          4,000.00         302,196.72
10/18/00    302,196.72      10.000%           588.09      3,411.91   30          4,000.00         298,784.82
10/25/00    298,784.82      10.000%           581.45      3,418.55   31          4,000.00         295,366.27
11/01/00    295,366.27      10.000%           574.80      3,425.20   32          4,000.00         291,941.08
11/08/00    291,941.08      10.000%           568.14      3,431.86   33          4,000.00         288,509.21
11/15/00    288,509.21      10.000%           561.46      3,438.54   34          4,000.00         285,070.67
11/21/00    285,070.67      10.000%           554.77      3,445.23   35          4,000.00         281,625.44
11/29/00    281,625.44      10.000%           548.06      3,451.94   36          4,000.00         278,173.50
12/06/00    278,173.50      10.000%           541.34      3,458.66   37          4,000.00         274,714.84
12/13/00    274,714.84      10.000%           534.61      3,465.39   38          4,000.00         271,249.46
12/20/00    271,249.46      10.000%           527.87      3,472.13   39          4,000.00         267,777.32
12/27/00    267,777.32      10.000%           521.11      3,478.89   40          4,000.00         264,298.44
01/03/01    264,298.44      10.000%           514.34      3,485.66   41          4,000.00         280,812.78
01/10/01    260,812.78      10.000%           507.56      3,492.44   42          4,000.00         257,320.34
01/17/01    257,320.34      10.000%           500.76      3,499.24   43          4,000.00         253,821.10
01/24/01    253,821.10      10.000%           493.95      3,506.05   44          4,000.00         250,315.05
01/31/01    250,315.05      10.000%           487.13      3,512.87   45          4,000.00         246,802.18
02/07/01    246,802.18      10.000%           480.29      3,519.71   46          4,000.00         243,282.48
02/14/01    243,282.48      10.000%           473.44      3,526.56   47          4,000.00         239,755.92
02/21/01    239,755.92      10.000%           466.58      3,533.42   48          4,000.00         236,222.50
02/28/01    236,222.50      10.000%           459.70      3,540.30   49          4,000.00         232,682.20
03/07/01    232,682.20      10.000%           452.81      3,547.19   50          4,000.00         229,135.02
03/14/01    229,135.02      10.000%           445.91      3,554.09   51          4,000.00         225,580.93
03/21/01    225,580.93      10.000%           439.00      3,561.00   52          4,000.00         222,019.93
03/28/01    222,019.93      10.000%           432.07      3,567.93   53          4,000.00         218,451.99
04/04/01    218,451.99      10.000%           425.12      3,574.88   54          4,000.00         214,877.11
04/11/01    214,877.11      10.000%           418.16      3,581.84   55          4,000.00         211,295.28
04/18/01    211,295.28      10.000%           411.19      3,588.81   56          4,000.00         207,706.47

04/25/01    207,706.47      10.000%           404.21      3,595.79         57         4,000.00         204,110.68
05/02/01    204,110.68      10.000%           397.21      3,602.79         58         4,000.00         200,507.90
05/09/01    200,507.90      10.000%           390.20      3,609.80         59         4,000.00         196,898.10
05/16/01    196,898.10      10.000%           383.18      3,616.82         60         4,000.00         193,281.27
05/23/01    193,281.27      10.000%           376.14      3,623.86         61         4,000.00         189,657.41
05/30/01    189,657.41      10.000%           369.09      3,630.91         62         4,000.00         186,026.50
06/06/01    186,026.50      10.000%           362.02      3,637.98         63         4,000.00         182,388.52
06/13/01    182,388.52      10.000%           354.94      3,645.06         64         4,000.00         178,743.46
06/20/01    178,743.46      10.000%           347.85      3,652.15         65         4,000.00         175,091.30
06/27/01    175,091.30      10.000%           340.74      3,659.26         66         4,000.00         171,432.04
07/04/01    171,432.04      10.000%           333.62      3,666.38         67         4,000.00         167,765.66
07/11/01    167,765.66      10.000%           326.48      3,673.52         68         4,000.00         164,092.14
07/18/01    164,092.14      10.000%           319.33      3,680.67         69         4,000.00         160,411.48
07/25/01    160,411.48      10.000%           312.17      3,687.83         70         4,000.00         156,723.65
08/01/01    156,723.65      10.000%           304.99      3,695.01         71         4,000.00         153,028.64
08/08/01    153,028.64      10.000%           297.80      3,702.20         72         4,000.00         149,326.45
08/15/01    149,326.45      10.000%           290.60      3,709.40         73         4,000.00         145,617.05
08/22/01    145,617.05      10.000%           283.38      3,716.62         74         4,000.00         141,900.43
08/29/01    141,900.43      10.000%           276.15      3,723.85         75         4,000.00         138,176.57
09/05/01    138,176.57      10.000%           268.90      3,731.10         76         4,000.00         134,445.48
09/12/01    134,445.48      10.000%           261.64      3,738.36         77         4,000.00         130,707.11
09/19/01    130,707.11      10.000%           254.36      3,745.65         78         4,000.00         126,961.48
09/26/01    126,961.48      10.000%           247.08      3,752.92         79         4,000.00         123,208.55
10/03/01    123,208.55      10.000%           239.77      3,760.23         80         4,000.00         119,448.33
10/10/01    119,448.33      10.000%           232.45      3,767.55         81         4,000.00         115,680.78
10/17/01    115,680.78      10.000%           225.12      3,774.88         82         4,000.00         111,905.90
10/24/01    111,905.90      10.000%           217.78      3,782.22         83         4,000.00         108.123.68
10/31/01    108,123.68      10.000%           210.42      3,789.58         84         4,000.00         104,334.10
11/07/01    104,334.10      10.000%           203.04      3,796.96         85         4,000.00         100,537.14
11/14/01    100,537.14      10.000%           195.65      3,804.35         86         4,000.00          96,732.79
11/21/01     96,732.79      10.000%           188.25      3,811.75         87         4,000.00          92,921.04
11/28/01     92,921.04      10.000%           180.83      3,819.17         88         4,000.00          89,101.87
12/05/01     89,101.87      10.000%           173.40      3,826.60         89         4,000.00          85,275.27
12/12/01     85,275.27      10.000%           165.95      3,834.05         90         4,000.00          81,441.22
12/19/01     81,441.22      10.000%           158.49      3,841.51         91         4,000.00          77,599.71
12/26/01     77,599.71      10.000%           151.01      3,848.99         92         4,000.00          73,750.72
01/02/02     73,750.72      10.000%           143.52      3,856.48         93         4,000.00          69,894.24
01/09/02     69,894.24      10.000%           136.02      3,863.98         94         4,000.00          66,030.26
01/16/02     66,030.26      10.000%           128.50      3,871.50         95         4,000.00          62,158.76
01/23/02     62,158.76      10.000%           120.97      3,879.03         96         4,000.00          58,279.73
01/30/02     58,279.73      10.000%           113.42      3,886.68         97         4,000.00          54,393.14
02/06/02     54,393.14      10.000%           105.85      3,894.15         98         4,000.00          50,499.00
02/13/02     50,499.00      10.000%            98.27      3,901.73         99         4,000.00          46,597.27
02/20/02     46,597.27      10.000%            90.68      3,909.32        100         4,000.00          42,687.95
02/27/02     42,687.95      10.000%            83.07      3,916.93        101         4,000.00          38,771.03
03/06/02     38,771.03      10.000%            75.45      3,924.55        102         4,000.00          34,846.48
03/13/02     34,846.48      10.000%            67.81      3,932.19        103         4,000.00          30,914.29
03/20/02     30,914.29      10.000%            60.16      3,939.84        104         4,000.00          26,974.45
03/27/02     26,974.45      10.000%            52.49      3,947.51        105         4,000.00          23,026.95
04/03/02     23,026.95      10.000%            44.81      3,955.19        106         4,000.00          19,071.76
04/10/02     19,071.76      10.000%            37.11      3,962.89        107         4,000.00          15,108.87
04/17/02     15,108.87      10.000%            29.40      3,970.60        108         4,000.00          11,138.27
04/24/02     11,138.27      10.000%            21.68      3,978.32        109         4,000.00           7,159.95
05/01/02      7,159.95      10.000%            13.93      3,986.07        110         4,000.00           3,173.88
05/08/02      3,173.88      10.000%             6.18      3,173.88        111         3,180.06               0.00